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                                                                    EXHIBIT 23.3

                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated May 12, 1997 with respect to the combined financial statements of Nordic Water Products Group included in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-25249) and related Prospectus of Waterlink, Inc. for the registration of its common stock.


                                          ERNST & YOUNG AB

                                          Torbjorn Hanson

Stockholm, Sweden

May 22, 1997